3rd Quarter Fiscal Year 2018 Earnings Release Parker Hannifin Corporation April 26, 2018 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s key markets, and the company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of the U.S. Tax Cuts and Jobs Act may affect future performance and earnings projections as the amounts reflected in this period are preliminary estimates and exact amounts will not be determined until a later date, and there may be other judicial or regulatory interpretations of the U.S. Tax Cuts and Jobs Act that may also affect these estimates and the actual impact on the company. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the company are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to organic sales, which are sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) as reported and forecast segment operating income and operating margins reported in accordance with U.S. GAAP to as reported and forecast segment operating income and operating margins without the effect of business realignment charges CLARCOR costs to achieve and acquisition-related expenses, (d) Below the Line Items reported in accordance with U.S. GAAP to Below the Line Items without the effect of the gain on sale and write-down of assets, net, and (e) Income tax in accordance with U.S. GAAP to Income tax without the effect of U.S. Tax Reform one-time impact, net (f) as reported and forecast earnings per diluted share reported in accordance with U.S. GAAP to as reported and forecast earnings per diluted share without the effect of business realignment charges, CLARCOR costs to achieve, gain on sale and write-down of assets, net and U.S. Tax Reform one-time impact, net. This presentation also contains references to EBITDA and adjusted EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment charges, CLARCOR costs to achieve, and acquisition-related expenses. Although EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe that it is useful to an investor in evaluating the results of this quarter versus one year ago. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR costs to achieve, acquisition-related expenses, gain on sale and write- down of assets, net and U.S. Tax Reform one-time impact, net are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, Below the Line Items, Income Tax and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges, CLARCOR costs to achieve, a gain on sale and write-down of assets, net and U.S. Tax Reform one-time impact, net. Please visit www.PHstock.com for more information 2

Agenda 3 • Highlights of Quarter Results • Results & Outlook • Questions & Answers

Highlights of Quarter Results 4 Third Quarter Results  Safety - 25% reduction in recordable injuries  All-time records for sales, net income, net income ROS and reported EPS  Sales increased 20% (8% organic), order rates increased 11%  Segment operating margin 15.8% as reported (Q3 record), 16.3% adjusted  EBITDA margins up 280 bps to 17.1%, 17.6% adjusted  Adjusted EPS increase 33% to $2.80 Cash and Capital Deployment  15% quarterly dividend increase  Gross Debt/EBITDA 2.6X (trailing 12 month basis) Going Forward  Clarcor integration going well, increased synergies  Increased EPS outlook  Positive momentum, increased 5 year targets

Diluted Earnings Per Share 3rd Quarter FY2018 5 ¹Adjusted for Business Realignment Charges, Clarcor Costs to Achieve ²Adjusted for Business Realignment Charges, Acquisition-related expenses ,

Influences on Adjusted Earnings Per Share 3rd Quarter FY2018 vs. 3rd Quarter FY2017 6 ¹Adjusted for Business Realignment Charges, Acquisition-related expenses ²Adjusted for Business Realignment Charges, Clarcor Costs to Achieve

$ in millions 3rd Quarter FY2018 % Change FY2017 Sales As Reported 3,750$ 20.2% 3,119$ Acquisitions 233 7.5 % Currency 136 4.3 % Organic Sales 3,381$ 8.4 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 593$ 15.8% 460$ 14.8 % Business Realignment 7 17 CLARCOR Costs to Achieve 10 Acquisition-Related Expenses 26 Adjusted 610$ 16.3% 503$ 16.1 % Sales & Segment Operating Margin Total Parker 7

Sales & Segment Operating Margin Diversified Industrial North America 8 $ in millions 3rd Quarter FY2018 % Change FY2017 Sales As Reported 1,762$ 24.7% 1,413$ Acquisitions 195 13.8 % Currency 7 0.5 % Organic Sales 1,560$ 10.4 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 281$ 15.9% 227$ 16.1 % Business Realignment 0 4 CLARCOR Costs to Achieve 8 Acquisition-Related Expenses 27 Adjusted 289$ 16.4% 258$ 18.2%

Sales & Segment Operating Margin Diversified Industrial International 9 $ in millions 3rd Quarter FY2018 % Change FY2017 Sales As Reported 1,389$ 23.1% 1,129$ Acquisitions 38 3.3 % Currency 127 11.2 % Organic Sales 1,224$ 8.6 % FY2018 % of Sales FY2017 % of Sales S gment Operating Margin As Reported 205$ 14.8% 153$ 13.6 % Business Realignment 5 11 CLARCOR Costs to Achieve 2 Adjusted 212$ 15.3% 164$ 14.5%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 3rd Quarter FY2018 % Change FY2017 Sales As Reported 598$ 3.7% 577$ Acquisitions - - % Currency 2 0.4 % Organic Sales 596$ 3.4 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 106$ 17.8% 80$ 13.9 % Business Realignment 2 2 Adjusted 108$ 18.1% 82$ 14.2%

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Mar 2018 Dec 2017 Mar 2017 Dec 2016 Total Parker 11%+ 13%+ 8%+ 5%+ Diversified Industrial North America 11%+ 15%+ 9%+ 0 % Diversified Industrial International 8%+ 13%+ 13%+ 10%+ Aerospace Systems 17%+ 8%+ 0% 9%+

Cash Flow from Operating Activities FY2018 Q3 YTD 12 ¹Adjusted for Discretionary Pension Plan Contribution 3rd Quarter Full Year FY 2018 % of Sales FY 2017 % of Sales As Reported Cash Flow From Operating Activities 905$ 8.6% 789$ 9.2% Discretionary Pension Plan Contribution 220$ Adjusted Cash Flow From Operating Activities 905$ 8.6% 1,009$ 11.8%

FY2018 Guidance EPS Midpoint: $7.86 As Reported, $10.05 Adjusted 13 ¹Expected FY18 Adjusted Segment Operating Margins exclude FY18 Business Realignment Charges, Clarcor Costs to Achieve ²Expected FY18 Adjusted Below the Line Items exclude the Gain on Sale and Write-down of Assets, net ³Expected FY18 Tax Rate excludes U.S. Tax Reform one-time impact, net ⁴Expected FY18 Adjusted Earnings Per Share excludes FY18 Business Realignment Charges, Clarcor Costs to Achieve, the Gain on Sale and Write-down of Assets and U.S. Tax Reform one-time impact, net Sales Growth vs. Prior Year Diversified Industrial North America Diversified Industrial International Aerospace Systems Total Parker Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 15.9% - 16.1% 16.6% - 16.8% Diversified Industrial International 14.2% - 14.4% 15.1% - 15.3% Aerospace Systems 16.4% - 16.6% 16.5% - 16.7% Total Parker 15.4% - 15.6% 16.0% - 16.2% Below the Line Items As Reported Adjusted² Corporate General & Administrative Expense, Interest and Other $516 $511 Tax Rate As Reported Adjusted³ Full Year 37% 24% Shares Diluted Shares Outstanding Earnings Per Share As Reported Adjusted⁴ Range $7.76 - $7.96 $9.95 - $10.15 135.9 M 23.9% - 25.9% 19.3% - 21.3% 0.2% - 2.2% 17.7% - 19.7%

FY2018 Guidance Reconciliation to Prior Guidance 14 ¹Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, U.S. Tax Reform one-time impact, net and the Gain on Sale and Write- down of Assets, net

Key Takeaways 15  Broad-based improvement in demand across geographies  Win Strategy initiatives generating improvements in growth and margins  Increasing earnings guidance – on track for record year  Bright future ahead – new 5-year targets would put Parker in top quartile of peer performance

16

Appendix • Consolidated Statement of Income • Adjusted Amounts Reconciliation • Reconciliation of Earnings Per Share • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA and Adjusted EBITDA • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 18 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2018 2017 2018 2017 Net sales 3,749,591$ 3,119,139$ 10,484,915$ 8,533,074$ Cost of sales 2,825,008 2,383,790 7,926,956 6,534,280 Selling, general and administrative expenses 420,595 392,036 1,234,729 1,051,583 Interest expense 54,145 42,057 160,833 109,649 Other (income), net (19,984) (13,807) (41,953) (90,468) Income before income taxes 469,827 315,063 1,204,350 928,030 Income taxes 103,697 76,216 496,363 237,545 Net income 366,130 238,847 707,987 690,485 Less: Noncontrolling interests 141 174 442 378 Net income attributable to common shareholders 365,989$ 238,673$ 707,545$ 690,107$ Earnings per share attributable to common shareholders: Basic earnings per share 2.75$ 1.79$ 5.32$ 5.17$ Diluted earnings per share 2.70$ 1.75$ 5.22$ 5.09$ Average shares outstanding during period - Basic 133,032,431 133,232,378 133,107,321 133,410,622 Average shares outstanding during period - Diluted 135,768,280 136,102,974 135,661,385 135,527,195 Cash dividends per common share .66$ .66$ 1.98$ 1.92$

Adjusted Amounts Reconciliation

THIRD QUARTER 2018 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
INCOME STATEMENT
(Amounts in thousands, except per share amounts)
(Unaudited)

	THIRD QUARTER FY 2018			
	As Reported Mar-18	Business Realignment	Costs to Achieve	**Adjusted Mar-18**
Net sales	$ 3,749,591	$ -	$ -	**$ 3,749,591**
Cost of sales	2,825,008	4,121	5,390	**2,815,497**
Selling, general and administrative expenses	420,595	2,701	5,022	**412,872**
Interest expense	54,145			**54,145**
Other (income), net	(19,984)		224	**(20,208)**
Income before income taxes	469,827	(6,822)	(10,636)	**487,285**
Income taxes	103,697	1,774	2,765	**108,236**
Net income	366,130	(5,048)	(7,871)	**379,049**
Less: Noncontrolling interests	141			**141**
Net income attributable to common shareholders	$ 365,989	$ (5,048)	$ (7,871)	**$ 378,908**
EPS attributable to common shareholders:				
Diluted earnings per share	$ 2.70	$ (0.04)	$ (0.06)	**$ 2.80**

THIRD QUARTER FY 2018 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
SEGMENTS
(Amounts in thousands, except per share amounts)
(Unaudited)

	THIRD QUARTER FY 2018			
	As Reported Mar-18	Business Realignment	Costs to Achieve	**Adjusted Mar-18**
Segment Operating Income				
Industrial:				
North America	$ 280,694	$ 358	$ 8,060	**$ 289,112**
International	205,251	4,649	2,576	**212,476**
Aerospace	106,653	1,815		**108,468**
Total segment operating income	592,598	(6,822)	(10,636)	**610,056**
Corporate administration	54,138			**54,138**
Income before interest expense and other	538,460	(6,822)	(10,636)	**555,918**
Interest expense	54,145			**54,145**
Other expense	14,488			**14,488**
Income before income taxes	$ 469,827	$ (6,822)	$ (10,636)	**$ 487,285**

19

Reconciliation of Earnings Per Share 20 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Amounts in dollars) 2018 2017 2018 2017 Earnings per diluted share 2.70$ 1.75$ 5.22$ 5.09$ Adjustments: Business realignment charges 0.04 0.09 0.16 0.19 Clarcor costs to achieve 0.06 - 0.16 - Gain on sale and w ritedow n of assets, net - - 0.02 - U.S. Tax Reform one-time impact, net - - 1.65 - Acquisition-related expenses - 0.27 - 0.36 Adjusted earnings per diluted share 2.80$ 2.11$ 7.21$ 5.64$

Business Segment Information 21 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2018 2017 2018 2017 Net sales Diversif ied Industrial: North America 1,761,845$ 1,413,302$ 4,921,952$ 3,701,326$ International 1,389,332 1,128,886 3,883,675 3,149,777 Aerospace Systems 598,414 576,951 1,679,288 1,681,971 Total 3,749,591$ 3,119,139$ 10,484,915$ 8,533,074$ Segment operating income Diversif ied Industrial: North America 280,694$ 227,419$ 762,528$ 612,043$ International 205,251 152,995 561,848 417,708 Aerospace Systems 106,653 79,967 271,235 225,764 Total segment operating income 592,598 460,381 1,595,611 1,255,515 Corporate general and administrative expenses 54,138 45,747 142,430 120,707 Income before interest and other expense 538,460 414,634 1,453,181 1,134,808 Interest expense 54,145 42,057 160,833 109,649 Other expense 14,488 57,514 87,998 97,129 Income before income taxes 469,827$ 315,063$ 1,204,350$ 928,030$

22 Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) (Dollars in thousands) Operating income Operating margin Operating income Operating margin Total segment operating income 592,598$ 15.8% 460,381$ 14.8% Adjustments: Business realignment charges 6,822 16,318 Clarcor costs to achieve 10,636 26,226 Adjusted total segment operating income 610,056$ 16.3% 502,925$ 16.1% Three months ended Three months ended March 31, 2018 March 31, 2017

23 Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) (Dollars in thousands) Operating income Operating margin Operating income Operating margin Total segment operating income 1,595,611$ 15.2% 1,255,515$ 14.7% Adjustments: Business realignment charges 28,476 34,960 Clarcor costs to achieve 28,384 26,226 Adjusted total segment operating income 1,652,471$ 15.8% 1,316,701$ 15.4% March 31, 2018 March 31, 2017 Nine months ended Nine months ended

Reconciliation of EBITDA and Adjusted EBITDA 24 (Dollars in thousands) (Unaudited) Three Months Ended March 31, 2018 2017 Net sales 3,749,591$ 3,119,139$ Earnings before income taxes 469,827$ 315,063$ Depreciation and amortization 117,100 87,458 Interest expense 54,145 42,057 EBITDA 641,072 444,578 Adjustments: Business realignment charges 6,822 16,318 Clarcor costs to achieve 10,636 - Acquisition-related expenses - 50,880 Adjusted EBITDA 658,530$ 511,776$ EBITDA margin 17.1% 14.3% Adjusted EBITDA margin 17.6% 16.4%

Consolidated Balance Sheet 25 (Unaudited) March 31, June 30, March 31, (Dollars in thousands) 2018 2017 2017 Assets Current assets: Cash and cash equivalents 1,089,529$ 884,886$ 819,563$ Marketable securities and other investments 101,206 39,318 36,758 Trade accounts receivable, net 2,146,408 1,930,751 1,869,303 Non-trade and notes receivable 328,111 254,987 235,924 Inventories 1,732,759 1,549,494 1,538,644 Prepaid expenses 165,083 120,282 118,962 Total current assets 5,563,096 4,779,718 4,619,154 Plant and equipment, net 1,941,799 1,937,292 1,945,739 Deferred income taxes 36,935 36,057 65,152 Goodw ill 5,746,358 5,586,878 5,508,712 Intangible assets, net 2,134,659 2,307,484 2,338,364 Other assets 814,637 842,475 848,212 Total assets 16,237,484$ 15,489,904$ 15,325,333$ Liabilities and equity Current liabilities: Notes payable 1,055,527$ 1,008,465$ 776,159$ Accounts payable 1,376,457 1,300,496 1,209,351 Accrued liabilities 896,604 933,762 904,297 Accrued domestic and foreign taxes 179,929 153,137 158,634 Total current liabilities 3,508,517 3,395,860 3,048,441 Long-term debt 4,818,570 4,861,895 5,255,156 Pensions and other postretirement benefits 1,351,106 1,406,082 1,787,311 Deferred income taxes 113,799 221,790 159,666 Other liabilities 569,209 336,931 327,033 Shareholders' equity 5,870,353 5,261,649 4,742,139 Noncontrolling interests 5,930 5,697 5,587 Total liabilities and equity 16,237,484$ 15,489,904$ 15,325,333$

Consolidated Statement of Cash Flows 26 (Unaudited) Nine Months Ended March 31, (Dollars in thousands) 2018 2017 Cash flows from operating activities: Net income 707,987$ 690,485$ Depreciation and amortization 351,316 236,543 Stock incentive plan compensation 89,571 60,916 (Gain) on sale of business - (42,994) (Gain) loss on disposal of assets (26,767) 513 (Gain) on sale of marketable securities (1) (1,032) Loss on sale and impairment of investments 33,759 - Net change in receivables, inventories, and trade payables (329,428) (35,469) Net change in other assets and liabilities 150,876 (169,403) Other, net (72,488) 49,734 Net cash provided by operating activities 904,825 789,293 Cash flows from investing activities: Acquisitions (net of cash of $157,426 in 2017) - (4,067,755) Capital expenditures (194,307) (145,236) Proceeds from sale of plant and equipment 64,203 8,452 Proceeds from sale of business - 85,610 Purchases of marketable securities and other investments (78,488) (451,561) Maturities and sales of marketable securities and other investments 20,260 1,264,721 Other, net 5,350 (2,590) Net cash (used in) investing activities (182,982) (3,308,359) Cash flows from financing activities: Net payments for common stock activity (199,361) (262,248) Net (payments for) proceeds from debt (71,835) 2,687,761 Divi ends (264,332) (257,161) Net cash (used in) provided by financing activities (535,528) 2,168,352 Effect of exchange rate changes on cash 18,328 (51,376) Net increase (decrease) in cash and cash equivalents 204,643 (402,090) Cash and cash equivalents at beginning of period 884,886 1,221,653 Cash and cash equivalents at end of period 1,089,529$ 819,563$

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations 27 (Unaudited) (Amounts in thousands) Nine Months Ended arch 31, 2018 Nine Months Ended arch 31, 2017 Percent of sales Percent of sales As reported cash flow from operations 904,825$ 8.6% 789,293$ 9.2% Discretionary pension contribution - 220,000 Adjusted cash flow from operations 904,825$ 8.6% 1,009,293$ 11.8%

Reconciliation of Forecasted EPS 28 (Unaudited) (Amounts in dollars) Fiscal Year 2018 Forecasted earnings per diluted share $7.76 to $7.96 Adjustments: Business realignment charges 0.27 Clarcor costs to achieve 0.25 Gain on sale and w ritedow n of assets, net 0.02 U.S. Tax Reform one-time impact, net 1.65 Adjusted forecasted earnings per diluted share $9.95 to $10.15

Supplemental Sales Information Global Technology Platforms 29 (Unaudited) (Dollars in thousands) September 30, 2017 December 31, 2017 March 31, 2018 September 30, 2017 December 31, 2017 March 31, 2018 Net sales Diversif ied Industrial: Motion Systems 809,747$ 825,695$ 928,012$ 809,747$ $ 1,635,442 $ 2,563,454 Flow and Process Control 995,347 997,837 1,154,468 995,347 1,993,184 3,147,652 Filtration and Engineered Materials 1,028,371 997,453 1,068,697 1,028,371 2,025,824 3,094,521 Aerospace Systems 531,186 549,688 598,414 531,186 1,080,874 1,679,288 Total 3,364,651$ 3,370,673$ 3,749,591$ 3,364,651$ 6,735,324$ 10,484,915$ Three Months Ending Fiscal Year-to-Date